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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported) - October 22, 2004



                                    TXU CORP.
             (Exact name of registrant as specified in its charter)





            TEXAS                     1-12833                   75-2669310
(State or other jurisdiction      (Commission File           (I.R.S. Employer
      of incorporation)             Number)                Identification No.)



         Energy Plaza, 1601 Bryan Street, Dallas,   Texas 75201-3411
        (Address of principal executive offices, including zip code)


     Registrant's telephone number, including Area Code - (214) 812-4600







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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.


On October 22, 2004, TXU Corp. issued a press release announcing its 2004 third quarter earnings results and distributed a 2004 third quarter Earnings Supplement. Such press release, which includes information on how to access a webcast of the quarterly earnings teleconference with analysts held that day, is filed herein as Exhibit 99.1, and such Earnings Supplement is filed herein as
Exhibit 99.2.

       Exhibit No.    Description
       -----------    -----------
       99.1           Press release of TXU Corp. announcing its 2004 third
                      quarter earnings results, dated October 22, 2004.

       99.2           2004 third quarter Earnings Supplement of TXU Corp.



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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     TXU CORP.



                                     By:   /s/  Stanley J. Szlauderbach
                                        --------------------------------------
                                     Name:   Stanley J. Szlauderbach
                                     Title:  Assistant Controller and
                                             Interim Controller




Dated:  October 22, 2004


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